Item 1: Report to Shareholders

U.S. Treasury Intermediate Fund	May 31, 2005

The views and opinions in this report were current as of May 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

U.S. Treasury securities produced positive returns in the 6- and 12-month periods ended May 31, 2005. The Federal Reserve continued raising the overnight federal funds target rate in the last six months, which lifted yields and total returns for money market investors. Intermediate-term rates were fairly steady, and long-term interest rates unexpectedly declined throughout the year. As a result, long-term Treasuries appreciated in value and significantly outperformed shorter-term securities in both periods.

ECONOMY AND INTEREST RATES

Twelve months ago, strong U.S. economic growth and signs of rising inflation prompted the Federal Reserve to warn investors that it would soon begin removing the accommodative monetary policy that had prevailed for several years. From mid-2004 through May 2005, the central bank gradually lifted the federal funds target rate—an overnight bank lending rate—from a 46-year low of 1.00% to 3.00% in eight quarter-point increments. Despite these rate increases, as well as elevated oil prices, the economy continued to expand steadily over the last year.

Money market yields, which closely track the fed funds rate, rose substantially over the last 12 months. In contrast, long-term interest rates declined, which was highly unexpected and which Federal Reserve Chairman Alan Greenspan deemed a “conundrum.” As a result, the difference between short- and long-term interest rates significantly narrowed during our fiscal year—also known as a flattening of the Treasury yield curve.

MARKET NEWS

The federal budget deficit for fiscal year 2005 is likely to be about $350 billion, according to the most recent projections from the Congressional Budget Office (CBO). This is somewhat lower than earlier estimates, thanks to higher-than-expected tax revenues in April.

Treasury issuance remains high, as is demand for U.S. government securities, particularly from foreign central banks. In early May, the Treasury Department announced that it was considering the possibility of reintroducing the 30-year Treasury bond, last issued in 2001. A decision is expected in early August, which could lead to new 30-year auctions beginning in February 2006.

U.S. TREASURY MONEY FUND

Your fund returned 0.90% and 1.30% in the 6- and 12-month periods ended May 31, 2005, respectively. The fund outperformed its Lipper benchmark in both periods, as shown in the table, because of the defensive maturity posture we adopted about a year ago and maintained as short-term rates rose gradually throughout our fiscal year. By keeping the portfolio’s weighted average maturity (WAM) shorter than that of the benchmark, we were able to use proceeds from maturing Treasury bills to purchase newer T-bills at progressively higher yields sooner than our average competitor.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
U.S. Treasury Money Fund	0.90%	1.30%
Lipper U.S. Treasury Money
Market Funds Average	0.83	1.18
Please see the fund’s quarter-end returns following this letter.

PORTFOLIO CHARACTERISTICS

Periods Ended	11/30/04	5/31/05
Price Per Share	$1.00	$1.00
Dividends Per Share
For 6 Months	0.004	0.009
For 12 Months	0.007	0.013
Dividend Yield (7-Day Simple)*	1.29%	2.21%
Weighted Average Maturity (days)	48	45

*	Dividends earned for the last seven days of each period are annualized and divided by the fund’s net asset value at the end of the period.

Note: A money fund’s yield more closely reflects its current earnings than the total return. Yield will vary and is not guaranteed.

Despite an extended period of modest absolute returns, the fund’s performance relative to other U.S. Treasury money market funds has been favorable over the last decade. In fact, Lipper ranked the fund in the top quartile of the U.S. Treasury money market funds universe for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005. (Based on total return, Lipper ranked the U.S. Treasury Money Fund 17 out of 86, 13 out of 82, 10 out of 73, and 13 out of 53 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005, respectively. Past performance cannot guarantee future results.)

SHORT-TERM QUALITY DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	11/30/04	5/31/05
A-1+	100%	100%
A-1	–	–
A-2	–	–
A-3	–	–
Not Rated	–	–
Total	100%	100%
Source: Standard & Poor’s; if Standard & Poor’s does not
rate a security, then Moody’s Investors Service is used as
a secondary source.

During the last six months, the fund’s WAM eased from 48 days to 45 days, as shown in the Portfolio Characteristics table on page 2, and we kept it about 10 days shorter than that of the average U.S. Treasury money market fund. In a rising rate environment, the shorter maturity helps to protect shareholders’ principal, which is the fund’s primary objective.

We invested exclusively in Treasury bills and Treasury coupons, the safest and most liquid investments, in the last six months. As was the case at the end of November 2004, the portfolio’s structure at the end of our reporting period is best described as a “ladder.” In other words, we have allocations to T-bills that will mature in almost every week for the next three months. However, to maintain our conservative maturity posture in the face of rising short-term rates, we have concentrated most of the fund’s assets in T-bills that will mature in one month or less. While we are pleased to see higher money market yields, our primary concern is to provide safety of principal and liquidity for our shareholders.

U.S. TREASURY INTERMEDIATE FUND

Your fund returned 2.51% and 3.98% in the 6- and 12-month periods ended May 31, 2005, respectively, but trailed the Lipper General U.S. Treasury Funds Average (which includes portfolios that invest in long-term Treasuries, which outperformed) and the Lehman Brothers U.S. Treasury 4-10 Year Index. Historically, intermediate-term Treasuries bear the brunt of rising rates when the Federal Reserve is tightening monetary policy. However, intermediate-term interest rates were unusually steady and longer-term rates unexpectedly declined over the last year. As a result, our shorter-than-average duration (a measure of interest rate sensitivity) limited the fund’s gains relative to the benchmarks in both periods. A defensive duration stance tends to help our relative performance during periods of rising longer-term rates, such as the first quarter of 2005.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
U.S. Treasury Intermediate Fund	2.51%	3.98%
Lehman Brothers U.S.
Treasury 4-10 Year Index	3.03	6.41
Lipper General U.S.
Treasury Funds Average	5.17	9.24
Please see the fund’s quarter-end returns following this letter.

During the last six months, we structured the portfolio like a “barbell” by emphasizing the extremes of the intermediate-term Treasury universe and by underweighting five-year Treasuries. Our positions in securities maturing in 10 years or more performed very well as long-term rates fell. We also increased the portfolio’s duration from about 4.5 years to 4.7 years to benefit more from the decline in longer-term interest rates.

PORTFOLIO CHARACTERISTICS

Periods Ended	11/30/04	5/31/05
Price Per Share	$5.46	$5.47
Capital Gain Distributions Per Share
Short-Term	–	–
Long-Term	–	0.03
Dividends Per Share
For 6 Months	0.09	0.09
For 12 Months	0.18	0.18
30-Day Standardized
Yield to Maturity	2.84%	3.91%
Weighted Average
Maturity (years)	5.70	6.10
Weighted Average Effective
Duration (years)	4.46	4.70
Note: Yield will vary and is not guaranteed.

We substantially increased our allocation to Treasury inflation-protected securities (TIPS) in the second half of our fiscal year, from 2% to 12%. TIPS performed well versus conventional Treasuries over the last year, as rising commodity prices lifted inflation expectations, though they have lagged somewhat in recent months as oil prices backed away from early-April highs and as central bank officials asserted that inflation remains contained.

Despite seemingly rich valuations, mortgage-backed securities performed well versus Treasuries with comparable durations over the last year. We have become more cautious toward mortgages because moderate economic growth and rising rates could lead to increased volatility in the mortgage sector. Accordingly, we decreased our exposure to Ginnie Mae securities from 11% to 7% in the last six months.

U.S. TREASURY LONG-TERM FUND

Your fund produced robust returns of 7.60% and 13.28% in the 6- and 12-month periods ended May 31, 2005, respectively. In both periods, the fund surpassed its Lipper benchmark because long-term Treasuries, which we emphasize, outperformed broader Treasury portfolios that also invested in shorter-term government securities. The fund trailed the Lehman Brothers U.S. Treasury Long Index in both periods, however, because the portfolio’s duration (a measure of its interest rate sensitivity) was shorter than that of the index, which limited our gains as long-term rates declined.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
U.S. Treasury Long-Term Fund	7.60%	13.28%
Lehman Brothers U.S.
Treasury Long Index	9.06	16.13
Lipper General U.S.
Treasury Funds Average	5.17	9.24
Please see the fund’s quarter-end returns following this letter.

The fund’s performance relative to other long-term U.S. Treasury funds over the last decade has been favorable. In fact, Lipper ranked the fund in the top third of the Lipper general U.S. Treasury funds universe for the 3-, 5-, and 10-year periods ended March 31, 2005. (Based on total return, Lipper ranked the U.S. Treasury Long-Term Fund 6 out of 20, 4 out of 15, 3 out of 13, and 3 out of 11 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005, respectively. Past performance cannot guarantee future results.)

The decline in long-term Treasury rates amid rising short-term rates over the last year may be unprecedented. Federal Reserve Chairman Alan Greenspan and others have offered various theories to explain this phenomenon, such as pension fund and foreign central bank demand, expectations that the Fed will soon stop tightening monetary policy, and fears of a weakening economy, but no single theory seems to provide a complete explanation. In any event, we extended the fund’s duration—a measure of its interest rate sensitivity—from 9.05 years to 9.67 years in the last six months to benefit from increased investor interest in longer-dated Treasuries.

PORTFOLIO CHARACTERISTICS
Periods Ended	11/30/04	5/31/05
Price Per Share	$11.75	$12.31
Capital Gain Distributions Per Share
Short-Term	–	0.03
Long-Term	–	0.03
Dividends Per Share
For 6 Months	0.25	0.26
For 12 Months	0.51	0.51
30-Day Standardized
Yield to Maturity	3.95%	4.44%
Weighted Average
Maturity (years)	15.30	15.70
Weighted Average Effective
Duration (years)	9.05	9.67
Note: Yield will vary and is not guaranteed.

In the last six months, we reduced our allocation to Ginnie Mae mortgage-backed securities—whose valuations we considered to be rich relative to comparable Treasuries—from 10% to 7% of fund assets. This shift also reflected our growing caution toward mortgages as the Treasury yield curve flattened and as the potential for mortgage-sector volatility increased.

In contrast, we increased our exposure to Treasury inflation-protected securities (TIPS) from 5% to 10% of fund assets. TIPS performed well over the last year as inflation expectations rose, though their performance trailed in recent months as oil prices and inflation expectations backed away from peak levels.

OUTLOOK

Economic growth is likely to continue at a moderate pace, and the Federal Reserve is poised to continue raising short-term interest rates in quarter-point increments as long as inflation remains contained. The Fed seeks to lift rates to a “neutral” level that neither stimulates nor stifles growth; as a result, the peak for the fed funds rate during this tightening cycle depends on future economic and inflation data. In the meantime, money market investors will continue to welcome higher Treasury bill yields.

The decline in long-term rates as the Fed has tightened monetary policy over the last year has baffled many, including central bank officials, but with the economy growing at a steady clip, it is unlikely that long-term rates will remain at such low levels indefinitely. As a result, bond market conditions in the period ahead could be less favorable than they have been in the last few years. We will continue to monitor economic and bond market conditions closely as we invest and manage the assets you have entrusted to us.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

James M. McDonald

Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Cheryl A. Mickel

Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund

Brian J. Brennan

Chairman of the Investment Advisory Committee
U.S. Treasury Long-Term Fund

June 15, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01% .

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in four to 10 years.

Lehman Brothers U.S. Treasury Long Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in 10 years or more.

Lipper Average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Treasury inflation-protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI).

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmark would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
U.S. Treasury Money Fund	1.30%	2.11%	3.44%
Lipper U.S. Treasury Money
Market Funds Average	1.18	1.88	3.34
Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
U.S. Treasury Intermediate Fund	3.98%	6.72%	5.92%
Lehman Brothers U.S. Treasury
4-10 Year Index	6.41	7.79	6.74
Lipper General U.S. Treasury
Funds Average	9.24	7.51	6.82
Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance can-
not guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
U.S. Treasury Long-Term Fund	13.28%	8.88%	7.64%
Lehman Brothers U.S. Treasury
Long Index	16.13	10.04	8.61
Lipper General U.S. Treasury
Funds Average	9.24	7.51	6.82
Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance can-
not guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE U.S. TREASURY MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Actual	$1,000.00	$1,009.00	$2.65
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.29	2.67

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.53%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Actual	$1,000.00	$1,025.10	$3.38
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.59	3.38

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.67%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Actual	$1,000.00	$1,076.00	$3.47
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.59	3.38

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.67%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END PERFORMANCE

	7-Day
Periods Ended 3/31/05	Simple Yield	1 Year	5 Years	10 Years
U.S. Treasury Money Fund	2.02%	1.03%	2.22%	3.49%
Lipper U.S. Treasury Money
Market Funds Average	–	0.89	1.99	3.39
U.S. Treasury Intermediate Fund	–	-1.92	6.14	6.09
Lehman Brothers U.S. Treasury
4-10 Year Index	–	-1.15	7.09	7.01
Lipper General U.S. Treasury
Funds Average	–	0.62	6.59	7.04
U.S. Treasury Long-Term Fund	–	2.13	7.51	8.04
Lehman Brothers U.S. Treasury
Long Index	–	2.80	8.49	8.96
Lipper General U.S. Treasury
Funds Average	–	0.62	6.59	7.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, yield, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund’s yield more closely represents its current earnings than the total return.

FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

	Year
	Ended
	5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE
Beginning of period	$5.47	$5.83	$5.42	$5.26	$4.96

Investment activities
Net investment income (loss)	0.18	0.18	0.22	0.25	0.28
Net realized and
unrealized gain (loss)	0.03	(0.31)	0.47	0.16	0.30

Total from
investment activities	0.21	(0.13)	0.69	0.41	0.58

Distributions
Net investment income	(0.18)	(0.19)	(0.22)	(0.25)	(0.28)
Net realized gain	(0.03)	(0.04)	(0.06)	–	–

Total distributions	(0.21)	(0.23)	(0.28)	(0.25)	(0.28)

NET ASSET VALUE
End of period	$5.47	$5.47	$5.83	$5.42	$5.26

Ratios/Supplemental Data
Total return^	3.98%	(2.31)%	12.89%	7.92%	11.85%
Ratio of total expenses to
average net assets	0.65%	0.65%	0.64%	0.64%	0.65%
Ratio of net investment
income (loss) to average
net assets	3.30%	3.21%	3.74%	4.60%	5.35%
Portfolio turnover rate	90.9%¤	77.4%	105.6%	104.4%	108.0%
Net assets, end of period
(in thousands)	$283,322	$304,999	$432,980	$279,999	$242,925

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions
(see Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the year ended
May 31, 2005 would have been 74.0%.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)	$ Par/Shares	Value
(Amounts in 000s)

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED
SECURITIES 7.4%

U.S. Government Obligations 7.4%
Government National Mortgage Assn.
5.00%, 8/15/33	1,405	1,422
6.00%, 12/15/08 - 1/20/35	9,253	9,621
6.50%, 6/15/08 - 10/20/34	812	851
7.00%, 3/15/13 - 9/15/16	615	647
7.50%, 10/15/07 - 11/15/17	290	306
8.00%, 2/15/08 - 10/15/25	188	204
8.50%, 7/15/08 - 4/15/23	104	111
9.00%, 10/15/05 - 2/20/27	23	25
9.50%, 12/15/05 - 5/15/25	89	98
10.00%, 9/15/05 - 8/15/19	5	5
10.50%, 2/20/16 - 6/20/19	50	56
11.00%, 2/15/10 - 12/15/19	132	147
11.50%, 3/15/10 - 2/15/18	237	266
12.50%, 10/15/13 - 3/15/15	21	24
CMO
2.212%, 10/16/17	3,994	3,841
2.946%, 3/16/19	1,900	1,834
3.022%, 1/16/19	1,441	1,401
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $20,920)		20,859

U.S. GOVERNMENT & AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) 91.7%

U.S. Government Agency Obligations ± 1.1%
Private Export Funding, 4.55%, 5/15/15	3,000	3,039
		3,039
U.S. Treasury Obligations 90.6%
U.S. Treasury Bonds
7.50%, 11/15/16	2,300	2,997
7.625%, 11/15/22	2,500	3,490
13.875%, 5/15/11	7,000	7,685
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25	3,076	3,375
U.S. Treasury Inflation-Indexed Notes
2.00%, 7/15/14	15,378	15,917
3.50%, 1/15/11	5,385	6,016
3.625%, 1/15/08	7,297	7,782
U.S. Treasury Notes
1.625%, 2/28/06	27,500	27,161
3.125%, 9/15/08	9,800	9,635
4.00%, 3/15/10	4,000	4,041
4.25%, 8/15/13 - 11/15/14	65,030	66,365
4.75%, 11/15/08 - 5/15/14	32,000	33,591
4.875%, 2/15/12	12,850	13,653
5.00%, 8/15/11	8,000	8,520
5.50%, 2/15/08	2,150	2,254
5.625%, 5/15/08	15,750	16,616
6.00%, 8/15/09	18,600	20,236
Stripped Interest, STEP, 0.00%, 11/15/11	7,900	7,516
		256,850
Total U.S. Government & Agency Obligations
(excluding Mortgage-Backed) (Cost $257,936)		259,889

SHORT-TERM INVESTMENTS 0.3%

Money Market Funds 0.3%
T. Rowe Price Government Reserve Investment Fund, 2.91% #†	856	856
Total Short-Term Investments (Cost $856)		856

Total Investments in Securities
99.4% of Net Assets (Cost $279,712)		$281,604

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield	†	Affiliated company – See Note 4
±	The issuer is a publicly-traded company	CMO	Collaterized Mortgage Obligation
	that operates under a congressional char-	STEP	Stepped coupon bond for which the coupon
	ter its securities are neither issued nor		rate of interest will adjust on specified future
	guaranteed by the U.S. government.		date(s)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $856)	$856
Non-affiliated companies (cost $278,856)	280,748

Total investments in securities	281,604
Dividends and interest receivable	1,956
Receivable for shares sold	328
Other assets	15

Total assets	283,903

Liabilities
Investment management fees payable	86
Payable for shares redeemed	283
Due to affiliates	55
Other liabilities	157

Total liabilities	581

NET ASSETS	$283,322

Net Assets Consist of:
Undistributed net investment income (loss)	$(959)
Undistributed net realized gain (loss)	864
Net unrealized gain (loss)	1,892
Paid-in-capital applicable to 51,822,490 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	281,525

NET ASSETS	$283,322

NET ASSET VALUE PER SHARE	$5.47

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)

Year
Ended
5/31/05
Investment Income (Loss)
Income
Interest	$11,353
Dividend	203

Total income	11,556

Expenses
Investment management	1,062
Shareholder servicing	610
Custody and accounting	114
Prospectus and shareholder reports	58
Registration	28
Legal and audit	14
Directors	6
Proxy and annual meeting	3
Miscellaneous	7

Total expenses	1,902
Expenses paid indirectly	(1)

Net expenses	1,901

Net investment income (loss)	9,655

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	3,859
Futures	(38)

Net realized gain (loss)	3,821
Change in net unrealized gain (loss) in securities	(2,111)

Net realized and unrealized gain (loss)	1,710

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$11,365

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	Year
	Ended
	5/31/05	5/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,655	$11,473
Net realized gain (loss)	3,821	2,521
Change in net unrealized gain (loss)	(2,111)	(23,278)

Increase (decrease) in net assets from operations	11,365	(9,284)

Distributions to shareholders
Net investment income	(9,803)	(11,892)
Net realized gain	(1,610)	(2,497)

Decrease in net assets from distributions	(11,413)	(14,389)

Capital share transactions *
Shares sold	66,636	89,675
Distributions reinvested	10,470	13,205
Shares redeemed	(98,735)	(207,188)

Increase (decrease) in net assets from capital
share transactions	(21,629)	(104,308)

Net Assets
Increase (decrease) during period	(21,677)	(127,981)
Beginning of period	304,999	432,980

End of period	$283,322	$304,999

(Including undistributed net investment income (loss) of
$(959) at 5/31/05 and $(910) at 5/31/04)

*Share information
Shares sold	12,202	15,848
Distributions reinvested	1,916	2,351
Shares redeemed	(18,085)	(36,715)

Increase (decrease) in shares outstanding	(3,967)	(18,516)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Intermediate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 29, 1989. The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended May 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Forward Commitments and Dollar Rolls During the year ended May 31, 2005, the fund purchased To Be Announced (TBA) mortgage backed securities on a forward commitment basis, with payment and delivery at an agreed-upon later date. The fund purchases TBAs with the intention of taking possession of the underlying mortgage securities. The fund may also enter dollar roll transactions, in which it sells a mortgage-backed security and simultaneously purchases a similar, but not identical, TBA with the same issuer, coupon, and terms. The fund accounts for dollar roll transactions as purchases and sales. Accordingly, these transactions increase the fund’s portfolio turnover rate. Losses may occur due to changes in market conditions or the failure of counterparties to perform under the contracts, and actual mortgages received may be less favorable than those anticipated by the fund.

Other Purchases and sales of U.S. government securities, aggregated $258,338,000 and $272,913,000, respectively, for the year ended May 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2005 were characterized as follows for tax purposes:

Ordinary income	$9,803,000
Long-term capital gain	1,610,000

Total distributions	$11,413,000

At May 31, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$3,847,000
Unrealized depreciation	(2,025,000)

Net unrealized appreciation (depreciation)	1,822,000
Undistributed ordinary income	(236,000)
Undistributed long-term capital gain	211,000
Paid-in capital	281,525,000

Net assets	$283,322,000

For the year ended May 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$99,000
Undistributed net realized gain	(1,131,000)
Paid-in capital	1,032,000

At May 31, 2005, the cost of investments for federal income tax purposes was $279,782,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $210,000 for T. Rowe Price Services, Inc., and $209,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended May 31, 2005, dividend income from the Reserve Funds totaled $203,000, and the value of shares of the Reserve Funds held at May 31, 2005 and May 31, 2004 was $856,000 and $4,688,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and Shareholders of U.S. Treasury Intermediate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Intermediate Fund (one of the portfolios comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $7,000 from short-term capital gains,

• $2,642,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. The information indicated that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was at or above the median of comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but below the median of other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
1989	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2001	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation and Golden Star Resources Ltd. (5/00 to
2001	present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1989

Theo C. Rodgers **	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
1992	Residential Properties Trust

*	Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
**	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc., President, U.S. Treasury Funds
2004
[37]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1989	Board and Director, T. Rowe Price Global Asset Management Limited,
[112]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Director, The Nasdaq Stock Market, Inc.

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Brian E. Burns (1960)	Assistant Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, U.S. Treasury Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, U.S. Treasury Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Trust Company

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, U.S. Treasury Funds

Terri L. Hett (1959)	Employee, T. Rowe Price
Assistant Vice President, U.S. Treasury Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Alan D. Levenson, PhD (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, U.S. Treasury Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,088	$8,138
Audit-Related Fees	880	740
Tax Fees	2,166	2,249
All Other Fees	306	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 20, 2005